                  Western National Corporation
                    (a Delaware corporation)

                27,497,500 Shares of Common Stock
                   (Par Value $.001 Per Share)

                     U.S. PURCHASE AGREEMENT

                                                 February 8, 1994


MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED
DEAN WITTER REYNOLDS INC.
GOLDMAN, SACHS & CO.
LADENBURG, THALMANN & CO. INC.
  as U.S. Representatives of the several U.S. Underwriters
c/o Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281-1305

Dear Sirs:

          Western National Corporation, a Delaware corporation (the "Company"), Conseco Investment Holding Company, a Delaware corporation ("CIHC"), and Conseco, Inc., an Indiana corporation ("Conseco"), confirm their agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Dean Witter Reynolds Inc. ("Dean Witter"), Goldman, Sachs & Co. ("Goldman Sachs"), Ladenburg, Thalmann & Co. Inc. ("Ladenburg") and each of the other underwriters named in Schedule A hereto (collectively, the "U.S. Underwriters," which term shall also includes any underwriter substituted as hereinafter provided in Section 10), for whom Merrill Lynch, Dean Witter, Goldman Sachs and Ladenburg are acting as representatives (in such capacity, Merrill Lynch, Dean Witter, Goldman Sachs and Ladenburg shall hereinafter be referred to as the "U.S. Representatives"), with respect to the sale by the Company and CIHC, acting severally and not jointly, and the purchase by the U.S. Underwriters, acting severally and not jointly, of 1,700,000 shares and 25,797,500 shares, respectively, of the respective number of shares of Common Stock of the Company, $.001 par value per share (the "Common Stock"), set forth in Schedule A and with respect to the grant by the Company and CIHC to the U.S. Underwriters and Managers (as defined below), acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of additional shares of Common Stock to cover over-allotments. The aforesaid shares of Common Stock (the "Initial U.S. Securities") to be purchased by the U.S. Underwriters and all or any part of the shares of Common Stock subject to the over-allotment option described in Section 2(b) hereof (the "U.S. Option Securities") are collectively referred to herein as the "U.S. Securities." The 4,852,500 shares of Common Stock subject to the option described in Section 2(b) hereof are hereinafter collectively called the "Option Securities."

          It is understood that the Company, CIHC and Conseco are concurrently entering into an agreement dated the date hereof (the "International Purchase Agreement") with certain Managers outside the United States and Canada (the "Managers") for which Merrill Lynch International Limited, Dean Witter International Ltd., Goldman Sachs International Limited and Ladenburg are acting as lead managers (the "Lead Managers"), providing for the offering by the Company and CIHC of 4,852,500 shares of Common Stock (the "Initial International Securities") and the grant by the Company and CIHC to the Managers of an option to purchase all or any part of the Managers' pro rata portion of the Option Securities (the "International Option Securities") to cover over-allotments. The Initial International Securities and the International Option Securities are hereinafter called the "International Securities." It is understood that the Company and CIHC are not obligated to sell, and the U.S. Underwriters are not obligated to purchase, any Initial U.S. Securities unless all of the Initial International Securities are contemporaneously purchased by the Managers.

          The U.S. Underwriters and the Managers are hereinafter collectively called the "Underwriters," the Initial U.S.
Securities and the Initial International Securities are hereinafter collectively called the "Initial Securities," and U.S. Securities and the International Securities are hereinafter collectively called the "Securities."

          The Company, CIHC, Conseco and the Managers understand that the Underwriters will concurrently enter into an Intersyndicate Agreement of even date herewith (the
"Intersyndicate Agreement") providing for the coordination of certain transactions among the Underwriters under the direction of Merrill Lynch.

          Prior to the purchase and public offering of the U.S. Securities by the several U.S. Underwriters, the Company, CIHC, Conseco and the U.S. Representatives, acting on behalf of the several U.S. Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "U.S. Pricing Agreement"). The U.S. Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Company, CIHC, Conseco and the U.S. Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the U.S. Securities will be governed by this Agreement, as supplemented by the U.S. Pricing Agreement. From and after the date of the execution and delivery of the U.S. Pricing Agreement, this Agreement shall be deemed to incorporate the U.S. Pricing Agreement.

          The initial public offering price and the purchase price with respect to the International Securities shall be set forth in a separate instrument (the "International Pricing Agreement"), the form of which is attached to the International Purchase Agreement.

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 33-70022) and a related preliminary prospectus for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. (1) Such registration statement (as amended, if applicable) and the two prospectuses constituting a part thereof (including in each case the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) under the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations")), as from time to time thereafter may be amended or supplemented pursuant to the 1933 Act or otherwise, are hereinafter referred to as the "Registration Statement," the "U.S. Prospectus," and the "International Prospectus" respectively, and the U.S. and International Prospectuses are hereinafter together called "Prospectuses" and, each individually, a "Prospectus," respectively, except that if any


[FN]
(1) Two forms of prospectuses are to be used in connection with the offering and sale of the Securities: one relating to the U.S. Securities (the "U.S. Prospectus"), and one relating to the International Securities (the "International Prospectus").


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revised prospectus shall be provided to the U.S. Underwriters or the Managers by the Company for use in connection with the offering of the Securities which differs from the Prospectuses on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) under the 1933 Act Regulations), the terms "U.S. Prospectus" and "International Prospectus" shall refer to each such revised prospectus from and after the time it is first provided to the U.S. Underwriters or the Managers, as the case may be, for such use.

          The Company, CIHC and Conseco understand that the U.S. Underwriters propose to make a public offering of the U.S. Securities as soon as the U.S. Representatives deem advisable after the Registration Statement becomes effective and the U.S. Pricing Agreement has been executed and delivered. The price per share for the International Securities to be purchased by the Managers pursuant to the International Purchase Agreement shall be identical to the price per share for the U.S. Securities to be purchased by the U.S. Underwriters hereunder.

          SECTION 1.  Representations and Warranties.

          (a) The Company, CIHC and Conseco represent and warrant to each U.S. Underwriter as of the date hereof and as of the date of the U.S. Pricing Agreement (such latter date being hereinafter referred to as the "U.S. Representation Date") as follows:

               (i)  At the time the Registration Statement
          becomes effective and at the U.S. Representation Date, the Registration Statement will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectuses, at the time the Registration Statement becomes effective (unless the term "Prospectuses" refers to prospectuses which have been provided to the U.S. Underwriters and the Managers by the Company for use in connection with the offering of the Securities which differ from the Prospectuses on file at the Commission at the time the Registration Statement becomes effective, in which case at the time such Prospectuses are first provided to the U.S. Underwriters and the Managers for such use) and at the U.S. Representation Date and at the Closing Time referred to in Section 2, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectuses made in reliance upon and in conformity with information furnished to the Company in writing by any U.S. Underwriter through Merrill Lynch expressly for use in the Registration Statement or the Prospectuses.
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               (ii) Coopers & Lybrand, the accountants who
          certified the financial statements and supporting schedules of the Company and Western National Life Insurance Company, a Texas insurance company ("Western"), included in the Registration Statement, are independent public accountants with respect to the Company and its subsidiaries as required by the 1933 Act and the 1933 Act Regulations.

               (iii) The financial statements of the Company and Western included in the Registration Statement and the Prospectuses present fairly the financial position of the Company and Western as of the dates indicated and the results of its operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be included therein; and the Company's ratios of earnings to fixed charges (actual and pro forma) included in the Prospectuses and in Exhibit 12.1 to the Registration Statement have been calculated in compliance, in all material respects, with Item 503(d) of Regulation S-K of the Commission.

               (iv)  The statutory financial statements of
          Western, from which certain ratios and other statistical data contained in the Registration Statement have been derived, have for each relevant period been prepared in accordance with accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the insurance department of the state of Texas, and such accounting practices have been applied on a consistent basis throughout the periods involved, except as disclosed therein.

               (v)  Since the respective dates as of which
          information is given in the Registration Statement and the Prospectuses, and except as otherwise stated or contemplated therein, (A) there has been no material adverse change and no development which will result in a prospective material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its subsidiaries which are material to the Company and its subsidiaries, considered as one enterprise, other than those entered into in the ordinary course of business, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

               (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectuses; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except to the extent the failures to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise.

               (vii) Each of the Company's subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Prospectuses; and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failures to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise; and the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and all such shares are owned by the Company or, in the case of Western, by WNL Holding Corp., a Delaware corporation ("WNL"); and at the Closing Time (as defined herein), WNL, Western and Conseco Annuity Guarantee Company, a Texas corporation ("CAGC"), will be the only subsidiaries of the Company.

               (viii) The Company and each of its subsidiaries hold all material licenses, certificates and permits from governmental authorities (including, without limitation, insurance licenses from the insurance departments of the various states where the subsidiaries write insurance business (the "Insurance Licenses")) which are necessary to the conduct of their businesses; the Company and its subsidiaries have fulfilled and performed all material obligations necessary to maintain their respective Insurance Licenses, and no event or events have occurred which may be reasonably expected to result in the impairment, modification, termination or revocation of such Insurance Licenses.

               (ix) The authorized, issued and outstanding capitalization of the Company is as set forth in the Prospectuses under "Capitalization"; all of the issued and outstanding shares of the Common Stock (including the Securities being sold by CIHC) have been duly authorized and validly issued and are fully paid and nonassessable; the Securities to be sold by the Company have been duly authorized and, when delivered by the Company to the U.S. Underwriters pursuant to this Agreement and to the Managers pursuant to the International Purchase Agreement against payment of the consideration set forth in the U.S. Pricing Agreement and the International Pricing Agreement, will be validly issued and fully paid and nonassessable; the issuance of the Securities is not subject to preemptive or other similar rights, and the Common Stock at the time the Registration Statement becomes effective will be registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and will be authorized for listing on the New York Stock Exchange, Inc. (the "NYSE"), upon official notice of issuance.

               (x)  Neither the Company nor any of its
          subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, or in violation of any applicable law, administrative regulation or administrative or court order or decree, which violation or default would, singly or in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise; and the execution, delivery and performance of this Agreement, the U.S. Pricing Agreement, the International Purchase Agreement and the International Pricing Agreement and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any pledge, lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for any conflict, breach, default, pledge, lien, charge or encumbrance which would not, singly and in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any applicable law, administrative regulation or administrative or court decree.

               (xi)  There is no action, suit or proceeding
          before or by any court or governmental agency or body, domestic or foreign (including, without limitation, any proceeding to revoke or deny renewal of any Insurance Licenses), now pending, or, to the best knowledge of the Company, CIHC or Conseco, threatened, against or affecting the Company or any of its subsidiaries which is required to be disclosed in the Registration Statement or the Prospectuses, or which is reasonably likely to result in any material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise, or which would be reasonably likely to materially and adversely affect a material portion of the properties or assets thereof or which is reasonably likely to materially and adversely affect the consummation of the transactions contemplated by this Agreement, the U.S. Pricing Agreement, the International Purchase Agreement and the International Pricing Agreement; all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement or the Prospectuses, including ordinary routine litigation incidental to the business of the Company or any of its subsidiaries, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or the 1933 Act Regulations which have not been so filed.

               (xii) No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the issuance and sale of the Securities hereunder, or the consummation by the Company, CIHC and Conseco of any other transactions contemplated hereby, except such as have been obtained and made under the federal securities laws or state insurance laws and such as may be required under state or foreign securities laws.

               (xiii)  The Securities conform in all material
          respects to the respective statements relating thereto contained in the Prospectuses and the Registration
          Statement.

               (xiv)  Except as provided in the Stockholder
          Agreement among the Company, CIHC and Conseco, there are no holders of securities of the Company or any of its subsidiaries with registration rights to have any securities registered as part of the Registration Statement or included in the offering contemplated by this Agreement or the International Purchase Agreement.

               (xv)  This Agreement and the International
          Purchase Agreement have been, and at the U.S. Representation Date and the International Representation Date, the U.S. Pricing Agreement and the International Pricing Agreement, respectively, will have been, duly authorized, executed and delivered by the Company, CIHC and Conseco and constitute the valid, legal and binding obligations of the Company, CIHC and Conseco enforceable against them in accordance with their terms (except (1) as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting creditors' rights generally and except that the remedies of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and (2) that no representation or warranty is given as to the enforceability of the indemnity and contribution provisions hereunder or thereunder).

               (xvi)  The execution and delivery of this
          Agreement, the U.S. Pricing Agreement, the
          International Purchase Agreement and the
          International Pricing Agreement, and the consummation of the transactions herein and therein contemplated, will not result in a breach by CIHC or Conseco of, or constitute a default by CIHC or Conseco under, their respective charters or by-laws or any material indenture, deed of trust, contract, or other material agreement or instrument or any decree, judgment or order to which CIHC or Conseco is a party or by which CIHC or Conseco may be bound.

               (xvii) CIHC has and will have at the Closing Time referred to in Section 2(c) good and marketable title to the Securities to be sold by CIHC hereunder, free and clear of any pledge, lien, security interest, encumbrance, claim or equity, other than pursuant to this Agreement and the International Purchase Agreement; CIHC has full right, power and authority to sell, transfer and deliver the Securities to be sold by CIHC hereunder and under the International Purchase Agreement; and upon delivery of the Securities to be sold by CIHC hereunder and under the International Purchase Agreement and payment of the purchase price therefor as herein and therein contemplated, each of the Underwriters will receive good and marketable title to its ratable share of the Securities purchased by it from CIHC, free and clear of any pledge, lien, security interest, encumbrance, claim or equity, except for those created by or through the Underwriters.

               (xviii) All authorizations, approvals and consents necessary for the execution and delivery by CIHC and Conseco of this Agreement, the U.S. Pricing Agreement, the International Purchase Agreement and the International Pricing Agreement and the sale and delivery of the Securities to be sold by CIHC (other than, at the time of the execution hereof, the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state or foreign securities laws) have been obtained and are in full force and effect; and CIHC and Conseco has the full right, power and authority to enter into this Agreement, the U.S. Pricing Agreement, the International Purchase Agreement and the International Pricing Agreement and to sell, transfer and deliver the Securities to be sold by CIHC hereunder and thereunder.

               (xix)  None of the Company, CIHC or Conseco
          has taken, or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

               (xx)  Except as noted by the Company, CIHC
          and Conseco in a letter previously delivered by them to the Underwriters, none of the Company, CIHC, Conseco or any of their respective subsidiaries are affiliated with or a person associated with a member of the National
          Association of Securities Dealers, Inc. (the
          "NASD").

          (b) Any certificate signed by any officer of the Company, CIHC or Conseco and delivered to the U.S. Representatives or to counsel for the U.S. Underwriters shall be deemed a representation and warranty by the Company, CIHC or Conseco, as the case may be, to each U.S. Underwriter as to the matters covered thereby.

          SECTION 2.  Sale and Delivery to U.S. Underwriters;
Closing.

          (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and CIHC, severally and not jointly, agree to sell to each U.S. Underwriter, severally and not jointly, and each U.S. Underwriter agrees, severally and not jointly, to purchase from the Company and CIHC, at the price per share set forth in the U.S. Pricing Agreement, that portion of the 1,700,000 shares and 25,797,500 shares being sold by the Company and CIHC, respectively, which the number of Initial U.S. Securities set forth in Schedule A opposite the name of such U.S. Underwriter (except as otherwise provided in the U.S. Pricing Agreement), plus any additional number of Initial U.S. Securities which such U.S. Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof, bears to the total number of Initial U.S. Securities (except as otherwise provided in the U.S. Pricing Agreement), subject, in each case, to such adjustments as the U.S. Underwriters in their discretion shall make to eliminate any sales or purchases of fractional shares.

          (1) If the Company has elected not to rely upon Rule 430A under the 1933 Act Regulations, the initial public offering price per Security, and the purchase price per Security to be paid by the several U.S. Underwriters for the Securities (collectively, the "U.S. Pricing Terms") have each been determined and set forth in the U.S. Pricing

     Agreement, dated the date hereof, and an amendment to the Registration Statement and the Prospectuses will be filed before the Registration Statement becomes effective.

          (2) If the Company has elected to rely upon Rule 430A under the 1933 Act Regulations, the purchase price per Security to be paid by the several U.S. Underwriters shall be an amount equal to the initial public offering price per Security, less an amount per Security to be determined by agreement among the U.S. Representatives, the Company, CIHC and Conseco. The U.S. Pricing Terms likewise shall be determined by agreement among the U.S. Representatives, the Company, CIHC and Conseco. The U.S. Pricing Terms, when so determined, shall be set forth in the U.S. Pricing Agreement. In the event that such U.S. Pricing Terms have not been agreed upon and the U.S. Pricing Agreement has not been executed and delivered by the parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Company, CIHC, Conseco and the U.S. Representatives.

          (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and CIHC hereby grant an option to the U.S. Underwriters, severally and not jointly, to purchase from them up to an additional 255,000 shares and 3,869,625 shares, respectively, of Common Stock at the price per share set forth in the U.S. Pricing Agreement. The option hereby granted will expire automatically at the close of business on the 30th calendar day after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely upon Rule 430A under the 1933 Act Regulations, or (ii) the U.S. Representation Date, if the Company has elected to rely upon Rule 430A under the 1933 Act Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the U.S. Representatives to the Company, CIHC and Conseco setting forth the number of U.S. Option Securities as to which the several U.S. Underwriters are then exercising the option and the time and date of payment and delivery for such U.S. Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the U.S. Representatives but shall not be later than seven full business days after the exercise of such option, nor in any event before the Closing Time, as hereinafter defined, unless otherwise agreed upon by the U.S. Representatives, the Company, CIHC and Conseco. If the option is exercised as to all or any portion of the U.S. Option Securities, each of the U.S. Underwriters, acting severally and not jointly, will purchase that portion of the number of U.S. Option Securities subject to the option set forth in this Section 2(b) of the Company or CIHC, as the case may be, which the number of Initial U.S. Securities set forth in Schedule A opposite the name of such U.S. Underwriter bears to the total number of Initial U.S. Securities (except as otherwise provided in the U.S. Pricing Agreement), subject in each case to such adjustments as the U.S. Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

          (c) Delivery of certificates for the Initial U.S. Securities shall be made at the offices of Merrill Lynch in New York, New York and payment of the purchase price for the Initial U.S. Securities shall be made at the offices of Merrill Lynch in Chicago, Illinois, or in each case at such other place as shall be agreed upon by the U.S. Representatives, the Company, CIHC and Conseco, at 10:00 a.m. (New York City time) on the fifth business day after the date the Registration Statement becomes effective (or, if the Company has elected to rely upon Rule 430A, the fifth business day after execution of the U.S. Pricing Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the U.S. Representatives, the Company, CIHC and Conseco (such time and date of payment and delivery being herein called the "Closing Time"). In addition, if the U.S. Underwriters purchase any or all of the U.S. Option Securities, payment of the purchase price, and delivery of certificates for such U.S. Option Securities shall be made at the offices set forth above, or at such other place as shall be agreed upon by the U.S. Representatives, the Company, CIHC and Conseco, on each Date of Delivery as specified in the relevant notice from the U.S. Representatives to the Company, CIHC and Conseco. Payment for the Securities purchased by the U.S. Underwriters shall be made to the Company and CIHC by certified or official bank check or checks, drawn in Chicago Clearing House funds or similar next day funds, payable to the order of the Company or CIHC, as the case may be, against delivery to the U.S. Representatives for the respective accounts of the U.S. Underwriters of certificates for the Securities to be purchased by them. Certificates for the Initial U.S. Securities and the U.S. Option Securities shall be in such denominations and registered in such names as the U.S. Representatives may request in writing at least two full business days before the Closing Time or any Date of Delivery, as the case may be. It is understood that each U.S. Underwriter has authorized the U.S. Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial U.S. Securities and the U.S. Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the U.S. Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial U.S. Securities or the U.S. Option Securities, if any, to be purchased by any U.S. Underwriter whose check has not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such U.S. Underwriter from its obligations hereunder. The certificates for the Initial U.S. Securities and the U.S. Option Securities, if any, will be made available for examination and packaging by the U.S. Representatives not later than 10:00 a.m. (New York City time) on the last business day prior to the Closing Time or the Date of Delivery, as the case may be.

          SECTION 3.  Covenants of the Company, CIHC and Conseco.

          The Company covenants, and with respect to Sections 3(l) and 3(o) below, each of the Company, CIHC and Conseco covenants, with each U.S. Underwriter as follows:

          (a) The Company will notify the U.S. Representatives immediately and confirm the notice in writing (i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment) and, if Rule 430A under the 1933 Act Regulations is being relied upon, of the filing of the amended Prospectuses pursuant to Rule 430A, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (v) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or the exemption from qualification of the Securities under state securities or Blue Sky laws or the initiation of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) The Company will give the U.S. Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectuses (including any revised prospectus which the Company proposes for use by the U.S. Underwriters in connection with the offering of the Securities which differs from the prospectuses on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectuses are required to be filed pursuant to Rule 424(b) under the 1933 Act Regulations), will furnish the U.S. Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the U.S. Representatives or counsel for the U.S. Underwriters shall reasonably object.

          (c)  The Company will deliver to the U.S.
Representatives five signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith) and will also deliver to the U.S. Representatives as many conformed copies of the Registration Statement as originally filed and of each amendment thereto (without exhibits) as the U.S. Representatives may request.

          (d) The Company will furnish to each U.S. Underwriter, from time to time during the period when the Prospectuses are required to be delivered under the 1933 Act such number of copies of the Prospectuses (as amended or supplemented) as such U.S. Underwriter may request for the purposes contemplated by the 1933 Act or the applicable 1933 Act Regulations.

          (e) If any event shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the U.S. Underwriters, to amend or supplement the Prospectuses in order to make the U.S. Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will forthwith amend or supplement the U.S. Prospectus (in form and substance reasonably satisfactory to counsel for the U.S. Underwriters) so that, as so amended or supplemented, the U.S. Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company will furnish to the U.S. Underwriters as many copies of such amendment or supplement as the U.S. Underwriters may request.

          (f) The Company will endeavor, in cooperation with the U.S. Underwriters and their counsel, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the U.S. Representatives may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to execute a general consent as to service of process in any jurisdiction in which it is not so subject to such service. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required in connection with the distribution of the Securities.

          (g) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 45 days after the close of the period covered thereby, an earnings statement (in form and in a manner complying with the provisions of Rule 158 under the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

          (h) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectuses under "Use of Proceeds."

          (i) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A under the 1933 Act Regulations, then promptly following the execution of the U.S. Pricing Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) under the 1933 Act Regulations, copies of amended

Prospectuses, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including amended
Prospectuses), containing all information so omitted.

          (j)  The Company, during the period when the
Prospectuses are required to be delivered under the 1933 Act, will promptly file all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act, of which the U.S. Representatives shall have previously been advised and previously furnished a copy, and with respect to which the Company shall endeavor in good faith to provide the U.S. Representatives or the U.S. Underwriters' counsel with an opportunity to comment.

          (k) For a period of one year after the Closing Time, the Company will furnish to the U.S. Representatives copies of all reports and communications delivered to the Company's stockholders or to holders of the Securities as a class and will also furnish copies of all reports (excluding exhibits) filed with the Commission on Forms 8-K, 10-Q and 10-K, and all other reports and information furnished to its stockholders generally, not later than the time such reports are first furnished to such holders generally.

          (l) During a period commencing on the date hereof and ending 180 days, in the case of the Company, and 365 days, in the case of CIHC and Conseco, from the date of the Prospectuses, each of the Company, CIHC and Conseco will not, without the prior written consent of the U.S. Representatives, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, or enter into any agreement to sell, any Common Stock or any securities similar to the Securities or any security convertible into or exchangeable or exercisable for any Common Stock or any such similar securities or file with the Commission a registration statement under the 1933 Act to register any Common Stock of the Company or any securities convertible into or exercisable for Common Stock of the Company; provided, however, that such restriction shall not affect (i) the ability of the Company to take any such action in connection with any employee benefit or incentive plan of the Company or its subsidiaries described in the Prospectuses, (ii) the ability of CIHC to sell 150,000 shares of Common Stock of the Company to Mr. Michael J. Poulos pursuant to the Employment Agreement dated September 9, 1993 between Conseco and Mr. Poulos or (iii) the ability of the Company or CIHC to take any action in connection with the offering of the Securities made pursuant to the Prospectuses.

          (m) The Company will use its best efforts to effect and maintain the listing of the Securities and all other shares of Common Stock outstanding from time to time on the NYSE and to cause the Common Stock to be registered under the 1934 Act.

          (n) The Company and CIHC will indemnify and hold harmless the U.S. Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Securities and on the execution of this Agreement.

          (o) No later than the next business day following the Closing Time, Conseco shall repay in full all indebtedness under the Credit Agreement dated as of September 30, 1993 among Conseco, the lenders named therein, First Union National Bank of North Carolina, Citicorp USA, Inc. and Continental Bank, N.A., as Agents, and Continental Bank, N.A., as Administrative Agent.

          SECTION 4.  Payment of Expenses.

          The Company will pay all expenses incident to the performance of the obligations of the Company, CIHC and Conseco under this Agreement, the U.S. Pricing Agreement, the International Purchase Agreement and the International Pricing Agreement including, without limitation, expenses related to the following, if incurred: (i) the preparation, delivery, printing and filing of the Registration Statement and Prospectuses as originally filed and of each amendment thereto; (ii) the printing of this Agreement, the U.S. Pricing Agreement, the International Purchase Agreement and the International Pricing Agreement; (iii) the preparation, issuance and delivery of the certificates for the Securities to the U.S. Underwriters and Managers; (iv) the fees and disbursements of the Company's counsel and accountants;
(v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f), including filing fees and the fees and disbursements of counsel for the U.S. Underwriters and Managers in connection therewith and in connection with the preparation of the Blue Sky Survey; (vi) the printing and delivery to the U.S. Underwriters and Managers of copies of the Registration Statement as originally filed and of each amendment thereto, of the preliminary prospectuses, and of the Prospectuses and any amendments or supplements thereto; (vii) the printing and delivery to the U.S. Underwriters and Managers of copies of the Blue Sky Survey; (viii) any fees payable to the NASD; (ix) any fees payable to the Commission; and (x) the fees and expenses incurred in connection with the listing on the NYSE of the Securities.

          If this Agreement is terminated by the U.S.
Representatives in accordance with the provisions of Section 5 or
Section 9(a)(i), the Company, CIHC and Conseco shall reimburse the U.S. Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of counsel for the U.S. Underwriters.

          SECTION 5.  Conditions of U.S. Underwriters'
Obligations.

          The obligations of the U.S. Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company, CIHC and Conseco herein contained, to the performance by the Company, CIHC and Conseco of their obligations hereunder, and to the following further conditions:

          (a) The Registration Statement shall have become effective not later than 5:30 p.m., New York City time, on the date hereof or, with the consent of Merrill Lynch, at a later time and date, not later, however, than 5:30 p.m. on the first business day after the date hereof, or at such later time and date as may be agreed upon by the U.S. Representatives, the Company, CIHC and Conseco, and at the Closing Time and any Date of Delivery no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. If the Company has elected to rely upon Rule 430A under the 1933 Act Regulations, the U.S. Pricing Terms and any other price-related information previously omitted from the effective Registration Statement to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) under the 1933 Act Regulations within the prescribed time period, and prior to the Closing Time, the Company shall have provided evidence satisfactory to the U.S. Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A under the 1933 Act Regulations.

          (b) At the Closing Time the U.S. Representatives shall have received:

          (1)  The favorable opinion, dated as of the
     Closing Time, of Lawrence W. Inlow, Secretary and
     General Counsel to the Company, CIHC and Conseco, in form and substance satisfactory to counsel for the U.S.
     Underwriters and Managers, to the effect that:

               (i)  The Company has been duly incorporated
          and is validly existing as a corporation in good standing under the laws of the State of Delaware; the Company has the corporate power under the laws of the State of Delaware and under its charter to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectuses; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failures to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs or prospects of the Company and its subsidiaries, considered as one enterprise.

               (ii) The Securities delivered at the Closing Time and all other outstanding shares of the Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform in all material respects to the description thereof contained in the Prospectuses; the Common Stock is registered under the 1934 Act and the Securities at the Closing Time have been authorized for listing on the NYSE, upon official notice of issuance.

               (iii)  The issuance of the Securities is not
          subject to preemptive or other similar rights arising by law.

               (iv)  The U.S. Purchase Agreement, the U.S.
          Pricing Agreement, the International Purchase Agreement and the International Pricing Agreement have been duly authorized, executed and delivered by the Company, CIHC and Conseco and constitute valid and binding obligations of the Company, CIHC and Conseco enforceable in accordance with their terms (except (1) as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting creditors' rights generally and except that the remedies of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and
          (2) that no opinion need be given as to the enforceability of the indemnity and contribution provisions hereunder or thereunder).

               (v)  The Common Stock conforms in all
          material respects to the description thereof contained in the Prospectuses and the Registration Statement; and the forms of certificates used to evidence the Securities and the Common Stock comply with all applicable statutory and NYSE requirements.

               (vi) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement and the Prospectuses. Nothing has come to the attention of such counsel to lead such counsel to believe that any subsidiary is not duly qualified as a foreign corporation to transact business or is not in good standing in each jurisdiction in which such qualification is required, except where the failures to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries considered as one enterprise. All of the issued and outstanding capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and all such shares are owned by the Company or, in the case of Western, by WNL, and WNL, Western and CAGC are the only subsidiaries of the Company.

               (vii)  The Registration Statement is
          effective under the 1933 Act and no stop order suspending the effectiveness of the Registration
          Statement has been issued under the 1933 Act or proceedings therefor initiated, or to such counsel's best knowledge, threatened by the Commission.

               (viii)  At the time the Registration
          Statement became effective and at the U.S.
          Representation Date and the Closing Time, the
          Registration Statement (other than the financial statements and schedules or other financial information or statistical data included therein, as to which no opinion need be rendered) complied as to form in all material respects to the requirements of the 1933 Act and the 1933 Act
          Regulations.

               (ix)  No authorization, approval or consent
          of any court or governmental authority or agency is necessary in connection with the issuance and sale of the Securities hereunder or the consummation by the Company, CIHC and Conseco of any other transactions contemplated hereby, except such as have been obtained and made under the federal securities laws or state insurance laws and such as may be required under the state or foreign securities laws.

               (x)  To the best knowledge of such counsel,
          there are no statutes or regulations required to be described in the Registration Statement which are not described as required and there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein.

               (xi)  To the best knowledge of such counsel,
          there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto; the descriptions thereof or references thereto are true and correct in all material respects and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed, which default could have a material adverse effect on the Company and its subsidiaries considered as one enterprise.

               (xii)  The issuance and delivery of the
          Securities, the execution and delivery of the U.S. Purchase Agreement, the International Purchase Agreement, the U.S. Pricing Agreement and the International Purchase Agreement and the consummation of the transactions contemplated therein and compliance by the Company with its obligations thereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any pledge, lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for any conflict, breach, default, lien, charge or encumbrance which would not, singly and in the aggregate, have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries considered as one enterprise nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or any material applicable law, administrative regulation or administrative or court decree.

               (xiii)  The Company and each of its
          subsidiaries hold all material licenses, certificates and permits from all governmental authorities (including, without limitation, the
          Insurance Licenses) which are necessary to the conduct of their businesses; the Company and each of its subsidiaries have fulfilled and performed all material obligations necessary to maintain their respective Insurance Licenses, and no event or events have occurred which may be reasonably expected to result in the material impairment, modification, termination or revocation of such Insurance Licenses.

               (xiv)  CIHC has full legal right, power and
          authorization, and any approval required by law, to sell, assign, transfer and deliver good and marketable title to the Securities which CIHC has agreed to sell pursuant to the U.S. Purchase
          Agreement and the International Purchase
          Agreement.

               (xv) No authorization, approval, consent, or order of any court or governmental authority or agency is required in connection with the sale of the Securities by CIHC to the Underwriters, except such as may be required under the 1933 Act or the 1933 Act Regulations or state or foreign securities laws or state insurance laws.

               (xvi)  When the Securities are delivered to
          the Underwriters against payment therefor in accordance with the terms of the U.S. Purchase Agreement and the International Purchase Agreement, each of the Underwriters will acquire good and marketable title to the Securities purchased by it from CIHC, free and clear of any mortgage, pledge, lien, security interest, encumbrance, claim or equity created by or arising through CIHC, assuming that the Underwriters acquire the Securities without notice of any adverse claim as such term is used in Section 8-302 of the Uniform Commercial Code as in effect in the State of New York.

               (xvii)  Nothing has come to such counsel's
          attention that causes such counsel to believe that the Registration Statement (except for financial statements and schedules or other financial information or statistical data included therein, as to which no opinion need be expressed), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses (except for financial statements and schedules or other financial information or statistical data included therein, as to which no opinion need be expressed), at the U.S. Representation Date (unless the term "Prospectuses" refers to prospectuses which have been provided to the U.S. Underwriters and the Managers by the Company for use in connection with the offering of the Securities which differs from the Prospectuses on file at the Commission at the time the Registra-tion Statement becomes effective, in which case at the time it is first provided to the U.S. Under-writers and the Managers for such use) or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (2)  The favorable opinion, dated as of the
     Closing Time, of Vinson & Elkins L.L.P., special counsel to the Company, to the effect that:

               (i) the Registration Statement and the
          Prospectuses, and each amendment or supplement thereto, as of their respective effective or issue dates, or when amended, as appropriate, (other than the financial statements and schedules or other financial information or statistical data included therein, as to which no opinion need be expressed) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations;

               (ii)  nothing has come to such counsel's
          attention that causes such counsel to believe that the Registration Statement (except for financial statements and schedules or other financial information or statistical data included therein, as to which no opinion need be expressed), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses (except for financial statements and schedules and other financial information or statistical data included therein, as to which no opinion need be expressed), at the U.S. Representation Date
          (unless the term "Prospectuses" refers to prospectuses which have been provided to the U.S. Underwriters and the Managers by the Company for use in connection with the offering of the Securities which differs from the Prospectuses on file at the Commission at the time the Registra-tion Statement becomes effective, in which case at the time it is first provided to the U.S. Underwriters and the Managers for such use) or at the Closing
          Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (iii)  The U.S. Purchase Agreement, the U.S.
          Pricing Agreement, the International Purchase Agreement and the International Pricing Agreement have been duly authorized, executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their terms (except (1) as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting creditors' rights generally and except that the remedies of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceed-ing therefor may be brought, and (2) that no opinion need be given as to the enforceability of the indemnity and contribution provisions here-under or thereunder).

          (3)  The favorable opinion, dated as of the
     Closing Time, of Sidley & Austin, counsel for the U.S.
     Underwriters, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Prospectuses and other related matters as you may require, and the Company, CIHC and Conseco shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (c) At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectuses, other than as stated or contemplated in the Registration Statement or the Prospectuses, any material adverse change or any development which will result in a prospective material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, and the U.S. Representatives shall have received a certificate of the president or a vice president of the Company, CIHC and Conseco, respectively, and of the chief financial or chief accounting officer of the Company, CIHC and Conseco, respectively, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company, CIHC and Conseco have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to the best of each such officer's knowledge and information, no proceedings for that purpose have been initiated or threatened by the Commission.

          (d) At the time of the execution of this Agreement, the U.S. Representatives shall have received from Coopers & Lybrand a letter, dated such date, in form and substance satisfactory to the U.S. Representatives, to the effect that (i) they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations; (ii) it is their opinion that the financial statements and supporting schedules included in the Registration Statement and covered by their opinions therein comply with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations; (iii) based upon limited procedures set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited financial information of the Company and its subsidiaries included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations, or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement or (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than five days prior to the date of this Agreement or the International Purchase Agreement, there was any increase in long-term debt or insurance liabilities or any decrease in total assets, stockholder's equity or common stock, as compared with amounts shown on the latest balance sheet included in the Prospectuses, or (C) for the period from the closing date of the latest income statement included in the Prospectuses to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectuses, in the amounts of total revenues, total insurance policy income, net investment income or net income except in all cases set forth in this clause (iii) for changes, increases or decreases which the Prospectuses discloses have occurred or may occur or which are described in such letter; (iv) they have examined the statutory financial statements of each of the Company's insurance subsidiaries, from which certain ratios and other statistical data contained in the Registration Statement have been derived, and in their opinion such statements, with respect to each insurance subsidiary, have for each relevant period been prepared in accordance with accounting practices prescribed or permitted by the appropriate insurance department of the state of domicile of such subsidiary, and such accounting practices have been applied on a consistent basis throughout the periods involved, except as disclosed therein; (v) based upon the procedures set forth in clause (iii) above and a reading of the "Selected Historical Financial Information," and the "Pro Forma Consolidated Financial Statements" and the information contained under the caption "Management" included in the Registration Statement, nothing has come to their attention that caused them to believe that the "Selected Historical Financial Information" and the "Pro Forma Consolidated Financial Statements" included in the Registration Statement do not comply in all material respects with the applicable requirements of Regulation S-K under the 1933 Act and the 1934 Act (e.g. "Selected Financial Data" (Item 301) and "Supplementary Financial Information" (Item 302)), or that the information set forth therein is not fairly stated in relation to the financial statements from which it was derived, and nothing has come to their attention that caused them to believe that the information under the caption "Management" contained in the Registration Statement does not comply in all material respects with the applicable requirements of Item 402 ("Executive Compensation") of such Regulation S-K; (vi) they are unable to and do not express any opinion on the "Pro Forma Consolidated Financial Statements" or on the pro forma adjustments applied to the historical amounts included in such statements; however, for purposes of such letter they have: (A) read the "Pro Forma Consolidated Financial Statements," (B) made inquiries of certain officials of the Company who have responsibility for financial and accounting matters about the basis for their determination of the pro forma adjustments and whether the "Pro Forma Consolidated Financial Statements" comply in form in all material respects with the applicable accounting requirements of Regulation S-X and (C) proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the "Pro Forma Consolidated Financial Statements"; and (vii) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages, ratios and financial information that has been derived from the accounting and financial records of the Company that are subject to internal accounting controls which are included in the Registration Statement and Prospectuses and which are specified by the U.S. Representatives, and have found such amounts, percentages, ratios and financial information to be in agreement with the relevant accounting and financial records of the Company and its subsidiaries identified in such letter.

          (e) At the Closing Time, the U.S. Representatives shall have received from Coopers & Lybrand a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than five days prior to the Closing Time and, if the Company has elected to rely on Rule 430A under the 1933 Act Regulations, to the further effect that they have carried out procedures as specified in clause (v) of subsection (d) of this Section with respect to certain amounts, percentages and financial information specified by the U.S. Representatives and deemed to be a part of the Registration Statement pursuant to Rule 430(A)(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).

          (f) At the Closing Time, the Securities shall have been and shall remain approved for listing on the NYSE upon notice of issuance.

          (g) At the Closing Time, and at each Date of Delivery, if any, counsel for the U.S. Underwriters shall have been furnished with such documents and opinions as they may reasonably require with respect to unforeseen materially changed circum-stances since the date of this Agreement and the International Purchase Agreement for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated herein and in the International Purchase Agreement and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the U.S. Representatives and counsel for the U.S. Underwriters.

          (h) At the Closing Time, the U.S. Underwriters and Managers shall receive agreements of all directors and executive officers of the Company not to, without the prior written consent of the U.S. Representatives, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, or enter into any agreement to sell, any Common Stock or any securities similar to the Securities or any security convertible into or exchangeable or exercisable for any Common Stock or any such similar securities during a period commencing on the date hereto and ending 180 days from the date of the Prospectuses.

          (i) In the event that the U.S. Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the U.S. Option Securities, the representations and warranties of the Company, CIHC and Conseco contained herein and the statements in any certificates furnished by the Company, CIHC and Conseco hereunder shall be true and correct as of, and as if made on, each Date of Delivery, and, at the relevant Date of Delivery, the U.S. Representatives shall have received:

          (1) A certificate, dated such Date of Delivery, of the president or a vice president of the Company, CIHC and Conseco, respectively, and the chief financial or chief accounting officer of the Company, CIHC and Conseco, respectively, confirming that the certificate delivered at the Closing Time pursuant to Section 5(c) hereof is true and correct as of, and as if made on, such Date of Delivery.

          (2) The favorable opinion of Lawrence W. Inlow, Secretary and General Counsel for the Company, CIHC and Conseco, in form and substance satisfactory to counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(1) hereof.

          (3)  The favorable opinion of Vinson & Elkins
     L.L.P., special counsel for the Company, in form and substance satisfactory to counsel for the U.S.
     Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(2) hereof.

          (4) The favorable opinion of Sidley & Austin, counsel for the U.S. Underwriters, dated such Date of Delivery, relating to the U.S. Option Securities and otherwise to the same effect as the opinion required by
     Section 5(b)(3) hereof.

          (5) A letter from Coopers & Lybrand in form and substance satisfactory to the U.S. Underwriters and dated such Date of Delivery, substantially the same in form and substance as the letters furnished to the U.S. Representatives pursuant to Section 5(d) hereof, except that the "specified date" in the letter furnished pursuant to this Section 5(i)(5) shall be a date not more than five days prior to such Date of Delivery.

          If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the U.S. Representatives by notice to the Company, CIHC and Conseco at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4.

          SECTION 6.     Indemnification.

          (a) The Company, CIHC and Conseco, jointly and severally, agree to indemnify and hold harmless each U.S. Underwriter and each person, if any, who controls any U.S. Underwriter within the meaning of Section 15 of the 1933 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectuses or the Prospectuses (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company, CIHC or Conseco, as the case may be; and

          (iii) against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the reasonable fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investi-gating, preparing for or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that (A) the foregoing indemnity shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectuses or the Prospectuses (or any amendment or supplement thereto); and (B) the foregoing indemnity agreement with respect to any preliminary prospectuses shall not inure to the benefit of the Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Securities, or any person controlling any U.S. Underwriter, if a copy of the Prospectuses (as then amended or supplemented, if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the U.S. Underwriters to such person if such is required by law at or prior to the written confirmation of the sale of such Securities to such person and if the Prospectuses (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

          (b) Each U.S. Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, CIHC, Conseco and each person, if any, who controls the Company, CIHC or Conseco within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectuses or the Prospectuses (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such U.S. Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectuses or the Prospectuses (or any amendment or supplement thereto).

          (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but the failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action (which approval shall not be unreasonably withheld), unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for reasonable fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement or any action or claim effected without its consent, which consent shall not unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          SECTION 7.  Contribution.

          In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, CIHC, Conseco and the U.S. Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company, CIHC and Conseco and one or more of the U.S. Underwriters, as incurred, in such proportions that the U.S. Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the U.S. Prospectus bears to the initial public offering price appearing thereon and the Company, CIHC and Conseco are jointly and severally responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company, CIHC or Conseco within the meaning of
Section 15 of the 1933 Act shall have the same rights to contribution as the Company, CIHC and Conseco.

          SECTION 8. Representations, Warranties and Agreements to Survive Delivery.

          All representations, warranties and agreements contained in this Agreement and the U.S. Pricing Agreement, or contained in certificates of officers of the Company, CIHC or Conseco submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any U.S. Underwriter or controlling person, or by or on behalf of the Company, CIHC and Conseco, and shall survive delivery of the Securities to the U.S. Underwriters.

          SECTION 9.  Termination of Agreement.

          (a) The U.S. Representatives may terminate this Agreement and the U.S. Pricing Agreement, by notice to the Company, CIHC and Conseco, at any time at or prior to the Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement (except as otherwise stated or contemplated therein at the date of the U.S. Pricing Agreement), any material adverse change or any development which will result in a prospective material adverse change in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or
(ii) if there has occurred any outbreak of hostilities or other calamity or crisis, or any material worsening thereof, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the U.S. Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Common Stock has been suspended by the Commission, or if trading generally on either the American Stock Exchange or the NYSE has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by Federal, New York or California authorities.

          (b) If this Agreement and the U.S. Pricing Agreement are terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4, and provided further that Sections 6 and 7 hereof shall survive such termination.

          SECTION 10.    Default by One or More of the U.S.
Underwriters.

          If one or more of the U.S. Underwriters shall fail at Closing Time to purchase the Initial U.S. Securities which it or they are obligated to purchase under this Agreement and the U.S. Pricing Agreement (the "Defaulted Securities"), the U.S. Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting U.S. Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the U.S. Representatives shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the number of Initial U.S. Securities, the non-defaulting U.S. Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting U.S. Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the number of Initial U.S. Securities, this Agreement shall terminate without liability on the part of any non-defaulting
U.S. Underwriter.

          No action taken pursuant to this Section shall relieve any defaulting U.S. Underwriter from liability in respect of its default.

          In the event of any such default which does not result in a termination of this Agreement, either the U.S. Representatives, the Company, CIHC or Conseco shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectuses or in any other documents or arrangements.

          The U.S. Underwriters shall also have the right to amend Schedule A hereto by making such substitutions or corrections as indicated in the U.S. Pricing Agreement.

          SECTION 11.    Notices.

          All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.
Notices to the U.S. Underwriters shall be directed to Merrill Lynch & Co., 5500 Sears Tower, Chicago, Illinois 60606,
Attention: Robert S. Whitelaw, Managing Director, with a copy to Sidley & Austin, One First National Plaza, Chicago, Illinois 60603, Attention: John J. Sabl, Esq.; notices to the Company shall be directed to it at 5555 San Felipe Road, Suite 900, Houston Texas 77056, Attention: Richard W. Scott, Esq.; notices to CIHC and Conseco shall be directed to them at Conseco, Inc., 11825 North Pennsylvania Street, Carmel, Indiana 46032,
Attention:  Lawrence W. Inlow, Esq.

          SECTION 12.    Parties.

          This Agreement and the U.S. Pricing Agreement shall each inure to the benefit of and be binding upon the U.S. Underwriters, the Company, CIHC and Conseco and their respective successors. Nothing expressed or mentioned in this Agreement or the U.S. Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the U.S. Underwriters, the Company, CIHC and Conseco and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the U.S. Pricing Agreement or any provision herein or therein contained. This Agreement and the U.S. Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the U.S. Underwriters, the Company, CIHC and Conseco and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any U.S. Underwriter shall be deemed to be a successor by reason merely of such purchase.

          SECTION 13.  Governing Law and Time.

          This Agreement and the U.S. Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Unless otherwise set forth herein, specified times of day refer to New York City time.

          SECTION 14.  Waiver of Right to Jury Trial.

          Each of the Company, CIHC and Conseco (on their own behalf and, to the extent permitted by applicable law, on behalf of their respective shareholders) and the U.S. Underwriters waive all rights to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) related to or arising out of the engagement of the U.S. Underwriters pursuant to, or the performance by the U.S. Underwriters of the services contemplated by, this Agreement.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the U.S. Underwriters, the Company, CIHC and Conseco in accordance with its terms.

                              Very truly yours,

                              WESTERN NATIONAL CORPORATION

                              By:   /s/ Michael J. Poulos
                                   -------------------------
                                   Name:  Michael J. Poulos
                                   Title: Chairman of the Board
                                            and President

                              CONSECO, INC.

                              By:  /s/ Rollin M. Dick
                                   ---------------------------
                                  Name:  Rollin M. Dick
                                  Title: Executive Vice President

                              CONSECO INVESTMENT HOLDING COMPANY

                              By: /s/ William T. Devanney, Jr.
                                  ----------------------------
                                  Name:  William T. Devanney, Jr.
                                   Title: Vice President

CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER &
  SMITH INCORPORATED
DEAN WITTER REYNOLDS INC.
GOLDMAN, SACHS & CO.
LADENBURG, THALMANN & CO. INC.

For themselves and as U.S. Representatives of the other U.S. Underwriters named in the U.S. Purchase Agreement.

By:  MERRILL LYNCH & CO.
     MERRILL LYNCH, PIERCE, FENNER &
       SMITH INCORPORATED


By:  /s/ Robert S. Whitelaw
    Name:  Robert S. Whitelaw
    Title:  Managing Director

                           SCHEDULE A

                                             Number of
                                             Initial
Name of U.S. Underwriter                  U.S. Securities
- - ------------------------                  ----------------
Merrill Lynch, Pierce, Fenner & Smith
   Incorporated  . . . . . . . . . . . . .     2,724,375
Dean Witter Reynolds Inc.. . . . . . . . .     2,724,375
Goldman, Sachs & Co. . . . . . . . . . . .     2,724,375
Ladenburg, Thalmann & Co. Inc. . . . . . .     2,724,375
Bear, Stearns & Co. Inc. . . . . . . . . .       400,000
CS First Boston Corporation. . . . . . . .       400,000
Alex Brown & Sons Incorporated. . . . . .       400,000
Dillon, Read & Co. Inc.. . . . . . . . . .       400,000
Donaldson, Lufkin & Jenrette Securities
   Corporation . . . . . . . . . . . . . .       400,000
A.G. Edwards & Sons, Inc.. . . . . . . . .       400,000
Hambrecht & Quist Incorporated . . . . . .       400,000
Kidder, Peabody & Co. Incorporated . . . .       400,000
Lazard Freres & Co.. . . . . . . . . . . .       400,000
Lehman Brothers Inc. . . . . . . . . . . .       400,000
Montgomery Securities. . . . . . . . . . .       400,000
Morgan Stanley & Co. Incorporated. . . . .       400,000
Oppenheimer & Co. Inc. . . . . . . . . . .       400,000
PaineWebber Incorporated . . . . . . . . .       400,000
Robertson, Stephens & Company. . . . . . .       400,000
Salomon Brothers Inc . . . . . . . . . . .       400,000
Smith Barney Shearson Inc. . . . . . . . .       400,000
Wertheim Schroder & Co. Incorporated . . .       400,000
RAS Securities Corp. . . . . . . . . . . .       400,000
Sands Brothers & Co., Ltd. . . . . . . . .       400,000
Advest, Inc. . . . . . . . . . . . . . . .       200,000
Arnhold and S. Bleichroeder, Inc.. . . . .       200,000
Robert W. Baird & Co. Incorporated . . . .       200,000
J.C. Bradford & Co.. . . . . . . . . . . .       200,000
The Chicago Corporation. . . . . . . . . .       200,000
Conning & Company. . . . . . . . . . . . .       200,000
Cowen & Company. . . . . . . . . . . . . .       200,000
Dain Bosworth Incorporated . . . . . . . .       200,000
Doft & Co., Inc. . . . . . . . . . . . . .       200,000
Fahnestock & Co. Inc.. . . . . . . . . . .       200,000
First Albany Corporation . . . . . . . . .       200,000
First Manhattan Co.. . . . . . . . . . . .       200,000
First of Michigan Corporation. . . . . . .       200,000
Furman Selz Incorporated . . . . . . . . .       200,000
Gruntal & Co., Incorporated. . . . . . . .       200,000
Interstate/Johnson Lane Corporation. . . .       200,000
Janney Montgomery Scott Inc. . . . . . . .       200,000
C.J. Lawrence/Deutsche Bank Securities
   Corporation . . . . . . . . . . . . . .       200,000
Legg Mason Wood Walker, Incorporated . . .       200,000
Mabon Securities Corp. . . . . . . . . . .       200,000
McDonald & Company Securities, Inc.. . . .       200,000
Morgan Keegan & Company, Inc.. . . . . . .       200,000

Needham & Company, Inc.. . . . . . . . . .       200,000
Neuberger & Berman . . . . . . . . . . . .       200,000
Piper Jaffray Inc. . . . . . . . . . . . .       200,000
The Principal/Eppler, Guerin &
   Turner, Inc.. . . . . . . . . . . . . .       200,000
Ragen MacKenzie Incorporated
Rauscher Pierce Refsnes, Inc.. . . . . . .       200,000
Raymond James & Associates, Inc. . . . . .       200,000
The Robinson-Humphrey Company, Inc.. . . .       200,000
Stifel, Nicolaus & Company, Incorporated..       200,000
Sutro & Co. Incorporated . . . . . . . . .       200,000
Tucker Anthony Incorporated. . . . . . . .       200,000
Wheat, First Securities, Inc.. . . . . . .       200,000
M.R. Beal & Company. . . . . . . . . . . .       100,000
Brean Murray, Foster Securities Inc. . . .       100,000
Crowell, Weedon & Co.. . . . . . . . . . .       100,000
Dominick & Dominick, Incorporated. . . . .       100,000
Laidlaw Equities, Inc. . . . . . . . . . .       100,000
Mesirow Financial, Inc.. . . . . . . . . .       100,000
Northington Capital Markets, Inc.. . . . .       100,000
The Ohio Company . . . . . . . . . . . . .       100,000
Parker/Hunter Incorporated . . . . . . . .       100,000
Paulsen, Dowling Securities, Inc.. . . . .       100,000
Pennsylvania Merchant Group Ltd. . . . . .       100,000
Scott & Stringfellow, Inc. . . . . . . . .       100,000
The Seidler Companies Incorporated . . . .       100,000
Muriel Siebert & Co., Inc. . . . . . . . .       100,000
Spencer Trask Securities Incorporated. . .       100,000
Traub and Company, Inc.. . . . . . . . . .       100,000
Van Kasper & Company . . . . . . . . . . .       100,000
Wedbush Morgan Securities. . . . . . . . .       100,000
                                              __________

Total. . . . . . . . . . . . . . . . . . .    27,497,500
                                              __________
                                              __________

                                                        Exhibit A


                  WESTERN NATIONAL CORPORATION

                    (a Delaware corporation)

                27,497,500 Shares of Common Stock


                        PRICING AGREEMENT


                                              _____________, 1994



MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED
DEAN WITTER REYNOLDS INC.
GOLDMAN, SACHS & CO.
LADENBURG, THALMANN & CO. INC.
  as U.S. Representatives of the several U.S. Underwriters named in the within-mentioned U.S. Purchase Agreement
c/o Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York 10281-1305

Dear Sirs:

          Reference is made to the U.S. Purchase Agreement dated ____________, 1994 (the "U.S. Purchase Agreement") relating to the purchase by the several U.S. Underwriters named in Schedule A thereto, for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Dean Witter Reynolds Inc., Goldman, Sachs & Co. and Ladenburg, Thalmann & Co. Inc. are acting as representatives (the "U.S. Representatives"), of the above shares of Common Stock (the "Securities") of Western National Corporation, a Delaware corporation (the "Company").

          Pursuant to Section 2 of the U.S. Purchase Agreement, the Company, Conseco Investment Holding Company, a Delaware corporation ("CIHC"), and Conseco, Inc., an Indiana corporation ("Conseco"), agree with each U.S. Underwriter as follows:

          1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $_____.

          2. The purchase price per share for the Securities to be paid by the several U.S. Underwriters shall be $_____, being an amount equal to the initial public offering price set forth above less $____ per share.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the U.S. Underwriters, the Company, CIHC and Conseco in accordance with its terms.

                              Very truly yours,

                              WESTERN NATIONAL CORPORATION


                              By:  _____________________________
                                   Name:
                                   Title:

                              CONSECO, INC.


                              By:  _____________________________
                                   Name:
                                   Title:

                              CONSECO INVESTMENT HOLDING COMPANY


                              By:________________________________
                                 Name:
                                 Title:

CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER &
  SMITH INCORPORATED
DEAN WITTER REYNOLDS INC.
GOLDMAN, SACHS & CO.
LADENBURG, THALMANN & CO. INC.

For themselves and as U.S. Representatives of the other U.S. Underwriters named in the U.S. Purchase Agreement.

By:  MERRILL LYNCH & CO.
     MERRILL LYNCH, PIERCE, FENNER &
       SMITH INCORPORATED


By: ____________________________________
          Authorized Signatory